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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                  ----------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  February 8, 1999


                               DIEDRICH COFFEE, INC.
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                 (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-21203                 33-0086628
-------------------------------  -----------------  ---------------------------
 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)


     2144 Michelson Drive, Irvine, California                    92612
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     (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (949) 260-1600
                                                          --------------
                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

ACQUISITION OF COFFEE PEOPLE, INC.

     On February 8, 1999, Diedrich Coffee, Inc. (the "Registrant" or "Diedrich"), signed a letter of intent to acquire all of the outstanding shares of common stock of Coffee People, Inc. (NASDAQ-MOKA) ("Coffee People"). Under the terms of the letter of intent, the stockholders of Coffee People will receive $10.75 million in cash, 1,667,000 shares of Diedrich common stock and $14.25 million in cash or a combination of cash and stock based on the net proceeds of a public equity offering planned by Diedrich prior to the closing of the acquisition. The proposed acquisition is subject to certain conditions, including the execution of a definitive agreement, securing financing, completion of the public equity offering by Diedrich upon certain specified terms, receipt of regulatory approvals, due diligence and approval by the shareholders of Diedrich and Coffee People.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS.

          The following exhibits are filed with this report on Form 8-K:


  Exhibit
  Number                                Description
 --------- -------------------------------------------------------------------
   99.1    Press Release: "Diedrich Coffee to Acquire Coffee People," dated
           February 9, 1999.

   99.2    Letter of Intent dated February 8, 1999.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIEDRICH COFFEE, INC.
                                         a Delaware corporation



Date:  February 9, 1999                  By:  /s/ Ann Wride
                                            ----------------------------------
                                              Ann Wride
                                              Chief Financial Officer


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                                 EXHIBIT INDEX


   Exhibit                                                         Sequentially
   Number                        Description                      Numbered Page
  --------- -------------------------------------------------     -------------
    99.1    Press Release: "Diedrich Coffee to Acquire Coffee
            People," dated February 9, 1999.                            5

    99.2    Letter of Intent dated February 8, 1999.                    7


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